Exhibit 99.2

The Mosaic Company - Summary

	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13
Consolidated data (in millions, except per share)

Diluted net earnings per share	$1.21	$1.45	$1.17	$1.40	$0.64	$1.19	$1.01	$1.47
Foreign Currency Gain/Loss per diluted share (a)	$(0.05)	$0.01	$(0.01)	$0.09	$(0.08)	$0.02	$(0.05)	$(0.05)
Diluted weighted average # of shares outstanding	447.7	447.8	447.9	444.7	426.7	426.7	426.7	427.0

Total Net Sales	$2,214	$2,860	$3,083	$3,015	$2,190	$2,821	$2,505	$2,536

Gross Margin	$854	$995	$848	$881	$522	$834	$747	$676
Gross Profit Margin (As % of Sales)	39%	35%	28%	29%	24%	30%	30%	27%

SG&A	$84	$112	$101	$101	$91	$117	$112	$103

Foreign Currency Gain/(Loss)	$(32)	$4	$(6)	$55	$(44)	$12	$(28)	$(17)

Effective Tax Rate(b)	24%	22%	28%	27%	25%	27%	28%	(14%)

Net Income	$542	$649	$526	$624	$273	$507	$429	$629
Net Income margin (As % of Sales)	24%	23%	17%	21%	12%	18%	17%	25%

Total Debt	$887	$833	$825	$1,551	$1,093	$1,053	$1,029	$1,033
Cash & cash equivalents	(3,352)	(3,906)	(4,038)	(3,628)	(3,202)	(3,811)	(3,595)	(3,421)

Net debt	$(2,465)	$(3,073)	$(3,213)	$(2,077)	$(2,109)	$(2,758)	$(2,566)	$(2,388)

Cash flow from operations	$366	$973	$554	$518	$405	$1,229	$339	$322
Cash flow from investments	(272)	(359)	(393)	(385)	(405)	(446)	(444)	(396)
Cash flow from financing	(452)	(69)	(29)	(460)	(480)	(92)	(132)	(103)
Effect of exchange rate changes on cash	51	10	(1)	(83)	54	(82)	21	3

Net cash flow	$(307)	$555	$131	$(410)	$(426)	$609	$(216)	$(174)

Cash dividends paid	$(22)	$(22)	$(22)	$(22)	$(21)	$(53)	$(107)	$(106)
Share repurchases	$—	$—	$—	$(1,163)	$—	$—	$—	$—

Operating Earnings
Potash	$414	$469	$402	$358	$234	$464	$416	$316
Phosphates	$372	$370	$333	$432	$190	$224	$208	$245
Corporate(c)	$(15)	$(14)	$(6)	$8	$(10)	$(17)	$(14)	$(1)
Consolidated Op Earnings	$771	$825	$729	$798	$414	$671	$610	$560

Segment data (in millions, except per tonne)
Phosphates
Sales volumes (‘000 tonnes)(d)	2,371	2,841	3,158	3,196	2,591	2,890	2,662	2,963
Realized average DAP price/tonne(e)	$543	$574	$576	$611	$536	$494	$529	$544

Revenue	$1,458	$1,882	$2,220	$2,179	$1,652	$1,789	$1,561	$1,762
Segment Gross Profit	$454	$479	$410	$476	$259	$322	$288	$318
Gross Profit %	31%	25%	18%	22%	16%	18%	18%	18%
Potash
Sales volumes (‘000 tonnes)(f)	1,863	2,180	1,820	1,760	1,091	2,049	1,931	1,494
Realized average MOP price/tonne(e)	$358	$404	$446	$440	$453	$455	$444	$443

Revenue	$758	$982	$873	$839	$553	$1,037	$960	$780
Segment Gross Profit	$412	$516	$444	$394	$270	$514	$459	$355
Gross Profit %	54%	53%	51%	47%	49%	50%	48%	46%

Potash

	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	462	605	464	427	299	662	561	603
International	296	377	409	412	254	375	399	177

Net Sales	$758	$982	$873	$839	$553	$1,037	$960	$780
Cost of Goods Sold	346	466	429	445	283	523	501	425

Gross Profit	$412	$516	$444	$394	$270	$514	$459	$355
As % of Sales	54%	53%	51%	47%	49%	50%	48%	46%
Resources Taxes	$40	$91	$80	$50	$48	$80	$70	$67
Royalties	15	17	16	17	17	20	12	$15

Total Resources Taxes & Royalties	$55	$108	$96	$67	$65	$100	$82	$82

Gross Profit (x Resources Taxes & Royalties)	$467	$624	$540	$461	$335	$614	$541	$437
As % of Sales	62%	64%	62%	55%	61%	59%	56%	56%

Operating Earnings	$414	$469	$402	$358	$234	$464	$416	$316

As % of Sales	55%	48%	46%	43%	42%	45%	43%	40%

Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$40	$91	$80	$50	$48	$80	$70	$67
Royalties	15	17	16	17	17	20	12	15
Brine Inflow Expenses	42	41	39	45	59	63	67	60
MTM (gain)/loss	(7)	(1)	9	15	(4)	18	(34)	2
DD&A	49	55	53	54	58	68	65	72

Total costs	$139	$203	$197	$181	$178	$249	$180	$216

Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	757	919	613	525	291	921	751	839
Crop Nutrients International(f)	944	1,095	1,043	1,055	618	951	1,020	487
Non-Agricultural	162	166	164	180	182	177	160	168

Total(f)	1,863	2,180	1,820	1,760	1,091	2,049	1,931	1,494

Production Volumes (‘000 tonnes)
Production Volume	2,048	2,183	1,855	1,805	1,818	1,944	1,503	1,765
Operating rate	90%	95%	81%	78%	79%	85%	65%	76%

Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(e)(g)	$394	$466	$520	$533	$531	$498	$479	$472
MOP - International(e)	$316	$347	$400	$393	$411	$403	$404	$352
MOP - Average(e)	$358	$404	$446	$440	$453	$455	$444	$443

Potash CAPEX ($ in millions)	$213	$236	$279	$296	$294	$303	$300	$257

Phosphates

	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	508	638	630	648	604	672	556	648
International	950	1,244	1,590	1,531	1,048	1,117	1,005	1,114

Net Sales	$1,458	$1,882	$2,220	$2,179	$1,652	$1,789	$1,561	$1,762
Cost of Goods Sold	1,004	1,403	1,810	1,703	1,393	1,467	1,273	1,445

Gross Profit	$454	$479	$410	$476	$259	$322	$288	$318
As % of Sales	31%	25%	18%	22%	16%	18%	18%	18%

PhosChem sales of other member	$97	$137	$233	$130	$125	$156	$47	$9

Mosaic Sales (x PhosChem)(h)	$1,361	$1,745	$1,987	$2,049	$1,527	$1,633	$1,514	$1,753
Mosaic COGS (x PhosChem)(h)	907	1,266	1,577	1,573	1,268	1,311	1,226	1,436

Gross Profit (x PhosChem)(h)	$454	$479	$410	$476	$259	$322	$288	$318
As % of Sales (x PhosChem)(h)	33%	27%	21%	23%	17%	20%	19%	18%

Segment Operating Earnings	$372	$370	$333	$432	$190	$224	$208	$245

As % of Sales	26%	20%	15%	20%	12%	13%	13%	14%

DD&A	$63	$66	$65	$64	$67	$68	$69	$72

Operating Data

Sales volumes (‘000 tonnes)
Crop Nutrients
North America(d)	719	897	864	893	931	1,059	855	983
International(d)	807	962	1,000	994	857	959	603	721
Crop Nutrient Blends(i)	511	558	795	820	489	516	751	809
Feed Phosphates	162	134	152	147	169	153	132	131
Other(j)	172	290	347	342	145	203	321	319

Total(d)	2,371	2,841	3,158	3,196	2,591	2,890	2,662	2,963

Production Volumes (‘000 tonnes)
Total tonnes produced(k)	2,007	2,093	2,163	2,083	1,954	2,079	1,961	2,075
Operating rate	83%	86%	89%	86%	81%	86%	81%	86%

Realized prices ( $/tonne)
DAP (FOB plant)(e)	$543	$574	$576	$611	$536	$494	$529	$544
Blends (FOB destination)(i)	$503	$560	$590	$581	$588	$551	$533	$559

Realized costs ($/tonne)
Ammonia (tonne)(l)	$406	$476	$551	$579	$589	$417	$449	$561
Sulfur (long ton)(m)	$166	$197	$232	$237	$228	$200	$196	$190

Average Market prices ($/tonne)
Ammonia (tonne)(n)	$485	$557	$560	$652	$524	$486	$683	$709
Sulfur (long ton)(o)	$168	$197	$220	$220	$204	$175	$176	$165
Natural Gas(p)	$4.3	$4.2	$4.3	$3.7	$2.8	$2.3	$2.8	$3.4

Phosphates CAPEX ($ in millions)	$77	$109	$98	$82	$100	$128	$131	$79

Footnotes

(a)	Calculation for diluted foreign currency gain and loss applies effective tax rate.
(b)	Includes a discrete income tax benefit of approximately $180 million in Q2 FY13.
(c)	Includes elimination of intersegment sales.
(d)	Phosphates volumes represent dry product tonnes. Excludes tonnes sold by PhosChem for its other member.
(e)	FOB Plant, sales to unrelated parties.
(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement.
(g)	This price excludes industrial and feed sales.
(h)

Excludes PhosChem quarterly sales for its other member, included in our financials. PhosChem is a consolidated subsidiary of Mosaic. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem.

(i)	The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors.
(j)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.
(k)	Includes crop nutrient dry concentrates and animal feed ingredients.
(l)	Delivered Tampa, Florida. Amounts are representative of our average ammonia costs in cost of goods sold.
(m)	Amounts are representative of our average sulfur cost in cost of goods sold.
(n)	Three point quarterly average (Fertecon).
(o)	Three point quarterly average (Green Markets).
(p)	Three point quarterly average (NYMEX).